Filed under Rule 497(k)

Registration No. 811-08789

VALIC COMPANY II

Supplement to the Summary Prospectus dated January 1, 2013

At a meeting held on April 22 - 23, 2013, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”), including a majority of the trustees who are not interested persons of VC II, as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Robeco Investment Management, Inc. (“Robeco”) with respect to the Mid Cap Value Fund ( the “Fund”) as a result of the anticipated acquisition of Robeco Groep NV, the primary parent of Robeco, by Orix Corporation (“Orix”). The acquisition is subject to legal and regulatory approvals and is expected to be completed on or about July 1, 2013. Robeco is currently a co-sub-adviser for the Fund.

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote. Shareholders of record on July 1, 2013 will receive a notice explaining how to access an information statement that contains additional information you should know about the terminations and approval.

Date: June 17, 2013